UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

June 24, 2005

German American Bancorp

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-11244	35-1547518
(Commission File Number)	(IRS Employer Identification No.)

711 Main Street

Box 810

Jasper, Indiana	47546
(Address of Principal Executive Offices)	(Zip Code)

(812) 482-1314

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.         Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Effective June 24, 2005, David G. Buehler resigned from the Board of Directors of German American Bancorp. This resignation included the committee seats and Board offices that Mr. Buehler held at the time of his resignation, and his seat on the board of directors of a subsidiary of German American Bancorp of which he was a member.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP

Date: June 28, 2005	By: /s/ Mark A. Schroeder Mark A. Schroeder, President